Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment
Note 6:	Premises and Equipment

Major classifications of premises and equipment, stated at cost, are as follows:

	2011	2010

Land	$983,276	$983,276
Buildings and improvements	7,573,247	7,540,045
Equipment	4,819,591	4,659,444
	13,376,114	13,182,765
Less accumulated depreciation	(7,843,394)	(7,523,691)

Net premises and equipment	$5,532,720	$5,659,074